                                                            Reference: NQSO 98-1



                                                                   EXHIBIT 10.18

                       NONQUALIFIED STOCK OPTION AGREEMENT


GRANTED TO:           Edwin Jacobson

DATE OF GRANT:        January 2, 1998

GRANTED PURSUANT TO:  Heartland Technology, Inc. 1997 Incentive and Capital
                      Accumulation Plan

NUMBER OF UNDERLYING  50,000 shares
SHARES OF COMMON
STOCK:

EXERCISE PRICE:       $16.625 per share

VESTING SCHEDULE:     100% at May 30, 1998


         1. This Nonqualified Stock Option Agreement (the "Agreement") is made and entered into as of January 2, 1998, between Heartland Technology, Inc., a Delaware corporation (the "Company"), and Edwin Jacobson ("Employee"). It is the intent of the Company and Employee that the Option (as defined in Paragraph 2 below) will not qualify as an "incentive stock option" under Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

         2. Employee is granted an option by the Compensation Committee of the Company's Board of Directors (the "Committee") to purchase 50,000 shares of Common Stock (the "Option") pursuant to the Company's 1997 Incentive and Capital Accumulation Plan (the "Plan"). Capitalized terms not defined herein shall have the meanings ascribed thereto in the Plan. The Option granted hereunder is a matter of separate inducement and is not in lieu of salary or other compensation for Employee's services.

         3. The Option's exercise price is $16.625 per share, such exercise price being in the judgment of the Committee not less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

         4. Subject to Paragraphs 5, 6 and 7 below, the Option shall become fully exercisable on May 30, 1998 (the "Vesting Date").

         5. Subject to Paragraphs 6 and 7 below, the unexercised portion of the Option, unless sooner terminated, shall expire on January 2, 2008 (the "Expiration Date") and, notwithstanding anything contained herein to the contrary, no portion of the Option may be exercised after such date.

         6. If prior to the Expiration Date, Employee's employment with the Company or any subsidiary corporation terminates, the Option will terminate on the applicable date as described below, provided, however, that none of the
                                        --------  -------
events described below shall extend the period of exercisability beyond the Expiration Date:

            (a) If the employment of Employee is terminated by reason of Employee's death while in the employ of the Company or any subsidiary corporation, the Option shall immediately become fully exercisable and remain exercisable for twelve (12) months after Employee's death and shall be exercisable by the executor or administrator of the estate of the deceased Employee or the person or persons to whom the deceased Employee's rights under the Option shall pass by will or the laws of descent or distribution;

            (b) If the employment of Employee is terminated by the Company or any subsidiary corporation for reason of Employee's "permanent disability" (as defined below), the Option shall immediately become fully exercisable on the date of such termination and shall remain exercisable for six (6) months after such date; provided, however, that if Employee dies during the six month period
           --------  -------
following such date and Employee has not exercised the Option, the Option shall remain exercisable for an additional twelve (12) months after Employee's death and shall be exercisable by the executor or administrator of the estate of the deceased Employee or the person or persons to whom the deceased Employee's rights under the Option shall pass by will or the laws of descent or distribution;

            (c) If the employment of Employee is terminated by the Company or any subsidiary corporation for "Cause" (as defined below), the Option shall, to the extent not theretofore exercised, immediately become null and void on the date of such termination;

            (d) If the employment of Employee is terminated (i) by the Company or any subsidiary corporation other than (X) for "Cause" or (Y) for reason of Employee's death or "permanent disability" or (ii) by the Employee for "Good Reason" (as defined below), the Option to the extent not theretofore exercised shall immediately become fully exercisable on the date of such termination and shall remain exercisable for six (6) months after such date;

            (e) If the employment of Employee is terminated by the Employee prior to the Vesting Date for other than "Good Reason", the Option shall, to the extent not theretofore exercised, immediately become null and void on the date of such termination; or

            (f) If the employment of Employee is terminated by the Employee on or after the Vesting Date, the Option shall remain exercisable for six (6) months after the date of such termination.

            For purposes of this Agreement, the terms "permanent disability", "Cause" and "Good Reason" shall have the meanings ascribed to such terms in the Employee's employment agreement with the Company (f/k/a Milwaukee Land Company), dated June 29, 1993, as amended from time to time (the "Employment Agreement"), or any successor agreement.

         7. Upon the occurrence of a "Change in Control" (as defined below), the Option shall immediately become fully exercisable and shall terminate thirty
(30) days after the occurrence of the Change in Control. Upon such termination, Employee shall receive, with respect to the unexercised portion of the Option, an amount in cash equal to the product of (X) the amount, if any, by which the Fair Market Value of a share of Common Stock immediately prior to the occurrence of such Change in Control exceeds the exercise price per share specified in Paragraph 3 hereof and (Y) the number of shares with respect to which the Option remained exercisable on the date of such termination. For purposes of this Agreement, the term "Change in Control" shall have the meaning ascribed to such term in the Plan.

         8. Employee may exercise the Option regardless of whether any other option that Employee has been granted by the Company remains unexercised. In no event may Employee exercise the Option for a fraction of a share or for less than 100 shares unless the number purchased is the remaining balance for which the Option is then exercisable.

         9. The Option's exercise price shall be paid by Employee on the date the Option is exercised, in full in cash or shares of Common Stock or, in the sole discretion of the Committee, any other method that the Committee shall prescribe, including, without limitation, by the withholding of shares or the delivery of an executed promissory note to the Company on such terms and conditions as the Committee shall determine in its sole discretion.

         10. The Company may withhold from sums due or to become due to Employee from the Company an amount necessary to satisfy its obligation to withhold taxes incurred by reason of the issuance or disposition of shares pursuant to the Option, or may require Employee to reimburse the Company in such amount.

         11. Employee shall not have any of the rights of a shareholder with respect to the shares of Common Stock underlying the Option while the Option is unexercised.

         12. Any exercise of this Option shall be in writing addressed to the Corporate Secretary of the Company at the principal place of business of the Company, specifying the Option being exercised and the number of shares to be purchased, accompanied by payment therefor.

         13. This Option shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during Employee's lifetime, only by Employee. Notwithstanding the foregoing, this Option may be transferred by Employee solely to Employee's spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons, subject to any restriction included in this Agreement.

         14. If the Company, in its sole discretion, shall determine that it is necessary, to comply with applicable securities laws, the certificate or certificates representing the shares purchased pursuant to the exercise of the Option shall bear an appropriate legend in form and substance, as determined by the Company, giving notice of applicable restrictions on transfer under or in respect of such laws.

         15. The Company agrees that at the time of exercise of the Option it will use reasonable efforts in good faith to have an effective Registration Statement on Form S-8 under the Securities Act of 1933, as amended (the "Act"), which includes a prospectus that is current with respect to the shares subject to the Option. Employee covenants and agrees with the Company that if, at the time of exercise of the Option, there does not exist a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall include a prospectus that is current with respect to the shares subject to the Option, (i) that he or she is purchasing the shares for his or her own account and not with a view to the resale or distribution thereof, (ii) that any subsequent offer for sale or sale of any such shares shall be made either pursuant to (x) a Registration Statement on an appropriate form under the Act, which Registration Statement shall have become effective and shall be current with respect to the shares being offered and sold, or (y) a specific exemption from the registration requirements of the Act and applicable state securities laws, but in claiming such exemption, Employee shall, prior to any offer for sale or sale of such shares, obtain a favorable written opinion from counsel for or approved by the Company as to the applicability of such exemption and (iii) that Employee agrees that the certificates evidencing such shares shall bear a legend to the effect of the foregoing.

         16. This Agreement is subject to all terms, conditions, limitations and restrictions contained in the Plan, which shall be controlling in the event of any conflicting or inconsistent provisions.

         17. This Agreement is not a contract of employment and the terms of Employee's employment shall not be affected hereby or by any agreement referred to herein except to the extent specifically so provided herein or therein. Nothing herein shall be construed to impose any obligation on the Company to continue Employee's employment, and it shall not impose any obligation on Employee's part to remain in the employ of the Company.

         18. Employee acknowledges and agrees that neither the Company, its shareholders nor its directors and officers, has any duty or obligation to disclose to the Employee any material information regarding the business of the Company or affecting the value of the Common Stock before or at the time of a termination of the employment of Employee by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

                                     HEARTLAND TECHNOLOGY, INC.


                                     By: /s/ Leon F. Fiorentino
                                         -------------------------
                                         Name:  Leon F. Fiorentino
                                         Title: Vice President - Finance

ACCEPTED:


/s/ Edwin Jacobson
-------------------
Edwin Jacobson